Exhibit 99.1

EXECUTION VERSION

SUBSCRIPTION AGREEMENT

THE SECURITIES SUBSCRIBED FOR BY THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933
OR ANY APPLICABLE STATE SECURITIES LAWS, AND TRANSFER
OF THE SECURITIES IS RESTRICTED BY
APPLICABLE LAW.

LaserLock Technologies, Inc.
A Nevada Corporation

Subscription Agreement (the “Subscription Agreement”)

TO:	LaserLock Technologies, Inc.
837 Lindy Lane
Bala Cynwyd, PA 19004

To The Board of Directors:

 1.           Subscription.

(a)           The undersigned (“Subscriber”) hereby irrevocably subscribes for and agrees to purchase from LaserLock Technologies, Inc., a Nevada corporation (the “Company”), 33,333,333 shares of preferred stock of the Company, par value $.001 (the “Shares”), for a purchase price per share of $0.03 (“Per Share Price”) and an aggregate purchase price for all the Shares of $1,000,000.00 (the “Purchase Price”), which shall be paid by Subscriber in immediately available funds to the Company account designated by the Company, and upon the terms and conditions set forth herein.

(b)           In order to induce Subscriber to purchase the Shares, the Company shall, commensurate with the Closing (as defined below), issue Subscriber a warrant, in the form attached hereto as Exhibit A (the “Warrant”), granting Subscriber the right to purchase an additional 33,333,333 shares of common stock in the Company for the initial purchase price per share of $0.12 (subject to downward adjustment) and otherwise on terms and conditions set forth in the Warrant.  The Shares and the Warrant being subscribed for and issued under this Subscription Agreement as well as the shares of common stock issuable upon any exercise of the Warrant are collectively referred to herein as the “Securities”.

(c)           By executing this Subscription Agreement, Subscriber acknowledges that Subscriber has been provided all information requested in order for Subscriber to make an investment decision.  It is a condition of the Company’s acceptance of this subscription that Subscriber sign the Subscription Agreement where indicated below.  The purchase of the Shares involves significant risks, as more fully set forth in Section 5 of this Subscription Agreement.

(d)           The closing of transactions herein contemplated (the “Closing”) shall be in the manner and at the earliest time mutually acceptable to the parties hereto (the “Closing Date”).  The Closing shall take place on or before January 31, 2013 and occur at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York.

(e)           In the event the sale of the Shares is not consummated for any reason, this Subscription Agreement shall have no force or effect, except for Section 8 hereof, which shall remain in force and effect.

 2.           Purchase Procedure. Subscriber shall deliver to the Company the Purchase Price for the Shares pursuant to wire transfer instructions provided by the Company, along with a signed copy of this Subscription Agreement.  No such purchase will be accepted unless and until the Subscription Agreement is signed below.

 3.           Representations and Warranties of the Company. The Company hereby represents and warrants to Subscriber as follows:

(a)           Organization and Standing.  The Company is a corporation duly organized, validly existing and presently subsisting under the laws of the State of Nevada.  In addition, the Company has effected a registration with the Securities and Exchange Commission of the United States such that the certain registered shares (but not the Securities) of the Company trade on the Pink Sheets, under the symbol “LLTI”.  The Company has met all of the requirements of such a listing and is not delinquent in any of its filings.  The Company has all requisite power and authority to own and operate its properties and assets, to execute and deliver this Subscription Agreement, the Certificate of Designation, the Warrant and any other agreements or instruments required hereunder.  The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

(b)           Issuance of the Securities. The issuance, sale and delivery of the Shares and the Warrant in accordance with this Subscription Agreement have been duly authorized by all necessary corporate action on the part of the Company.  The Shares, and the shares of common stock issuable upon any exercise of the Warrant, when so issued, sold and delivered against payment therefor in accordance with the provisions of this Subscription Agreement or the Warrant, as applicable, will be duly and validly issued, fully paid and non-assessable shares of preferred stock and common stock, respectively, of the Company.

(c)           Authority for Agreement. All corporate action on the part of the Company necessary for the authorization of this Subscription Agreement, the Certificate of Designation and the Warrant, the performance of all obligations of the Company hereunder at the Closing and the authorization, sale, issuance and delivery of the Shares and the Warrant pursuant hereto has been taken or will be taken prior to the Closing.  This Subscription Agreement, the Certificate of Designation, the Warrant and any agreements required hereunder when executed and delivered by the Company, will be the valid and binding obligations of the Company enforceable in accordance with its and their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (ii) general principles of equity that restrict the availability of equitable remedies.

(d)           Capitalization. The aggregate number of shares which the Company has the authority to issue is Five Hundred Million (500,000,000), consisting of two classes, common stock and preferred stock, with all such shares having a par value of $0.001 per share.  The total number of shares of common stock that the Company has the authority to issue is Four Hundred Twenty-Five Million (425,000,000).  The total number of shares of preferred stock that the Company has the authority to issue is Seventy Five Million (75,000,000).  Upon the Closing, (i) 202,892,554 shares of common stock shall be issued and outstanding, (ii) 33,333,333 shares of preferred stock shall be issued and outstanding, and (iii) options and warrants and other convertible securities to purchase 197,623,887 amount of shares of common stock shall be issued and outstanding.

(e)           Proceeds. The Company shall use the proceeds from the issuance and sale of the Shares in accordance with Section 6.05 of the Investment Agreement, dated as of December 31, 2012, between Subscriber and the Company (the “Investment Agreement”).

 4.           Representations and Warranties of Subscriber. By executing this Subscription Agreement, Subscriber hereby represents and warrants to the Company as follows:

(a)           Requisite Power and Authority. Subscriber has all necessary power and authority under all applicable provisions of law to execute and deliver this Subscription Agreement and other agreements required hereunder and to carry out their provisions.  All action on Subscriber’s part required for the lawful execution and delivery of this Subscription Agreement and other agreements required hereunder have been or will be effectively taken prior to the Closing.  Upon their execution and delivery, this Subscription Agreement and other agreements required hereunder will be valid and binding obligations of Subscriber, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

(b)           Investment Representations. Neither the offer nor the sale of the Securities will be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any other securities laws.  Subscriber understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act.

(c)           Subscriber Bears Economic Risk. Subscriber understands the risks in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.  Subscriber acknowledges that Subscriber is able to bear the economic risk of losing Subscriber’s entire investment in the Securities.  Subscriber also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Subscriber to transfer all or any portion of the Securities under the circumstances, in the amounts or at the times Subscriber might propose. Subscriber also understands that an investment in the Company involves significant risks and has taken full cognizance of and understands all of the risk factors relating to the purchase of Securities, including without limitation, the risks set forth in Section 5 of this Subscription Agreement.

(d)           Acquisition for Own Account. Subscriber is acquiring the Securities for Subscriber’s own account and not with a view towards their distribution (except as contemplated by the Registration Rights Agreement, dated as of December 31, 2012, between the Subscriber and the Company (the “Registration Rights Agreement”)) in violation of any securities law.  The Subscriber does not have, and as of the date hereof, has not engaged in any negotiations, discussions or other communications with respect to, any contract, agreement, understanding or arrangement with any person to sell any portion of the Securities.

(e)           Subscriber Can Protect Its Interest. Subscriber represents that by reason of its or its management’s business or financial experience, Subscriber has the capacity to protect its own interests in connection with the transactions contemplated in this Subscription Agreement and other agreements required hereunder.  Further, Subscriber is aware of no publication of any advertisement in connection with the transactions contemplated in this Subscription Agreement.

(f)           Suitable Investor. Subscriber represents and warrants that it is suited to make the investment contemplated by this Subscription Agreement.

(g)           Company Information. Subscriber has an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations.  Subscriber has also had the opportunity to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this investment.  Subscriber acknowledges that except as set forth herein, no representations or warranties have been made to Subscriber, or to Subscriber’s advisors or representative, by the Company or others with respect to the business or prospects of the Company or its financial condition.

(h)          Domicile. Subscriber maintains Subscriber’s domicile (and is not a transient or temporary resident) at the address shown in Section 13.

(i)           Rule 144. Subscriber acknowledges and agrees that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act (including pursuant to the Registration Rights Agreement) or an exemption from such registration is available.  Subscriber has been advised of or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

(j)           No Brokerage Fees. There are no claims for brokerage commission, finders’ fees or similar compensation in connection with the transactions contemplated by this Subscription Agreement or related documents based on any arrangement or agreement binding upon Subscriber.  The undersigned will indemnify and hold the Company harmless against any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.

5.            Risk Factors. AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK; THE COMPANY IS A DEVELOPMENT STAGE COMPANY WITH LIMITED ASSETS, REVENUES OR OPERATIONS; THERE ARE OR MAY BE COMPETITIVE PRODUCTS AND SERVICES IN THE MARKETPLACE FOR THE COMPANY’S PRODUCTS AND SERVICES; THE MARKETPLACE MAY NOT ACCEPT THE COMPANY’S PROPOSED PRODUCTS OR SERVICES; THE COMPANY MAY NEED ADDITIONAL CAPITAL IN THE FUTURE TO REACH ITS GROWTH OBJECTIVES AND/OR MEET ITS EXPENSES AND THE SECURITIES MAY NEVER HAVE ANY VALUE.  AMONG OTHER RISKS, SUBSCRIBER SHOULD CONSIDER THE FOLLOWING:

(a)          Development Stage of Company; Uncertainty of Future Revenues. The Company’s operations are subject to all of the risks inherent in a new business enterprise.  The Company currently has limited revenue, limited operating history and limited salable product.  The Company is subject to the same types of risks that many new businesses face including but not limited to shortages of cash, under-capitalization and expenses in connection with new product development.  The Company does not currently anticipate positive cash flow on a monthly basis and cannot give assurances that it will be operating at break-even levels at any time in the future.  Various problems, expenses, complications and delays may be encountered in connection with the Company’s development, both in terms of its products and its business.  Future growth beyond present capacity will require significant expenditures for expansion, marketing, research and development.  These expenses must be paid either out of the proceeds of this or future offerings of the Company’s securities or out of its generated revenues and profits, if any.  The availability of funds from either of these sources cannot be ensured.

(b)           Technology. The Company’s focus is directed towards light sensitive ink technology which will require substantial further investment for the Company to reach its revenue and profitability goals.  The Company cannot assure Subscriber that the Company’s technologies will enable the Company to develop any additional commercial products such that Subscriber will receive a return on his investment.  In addition, the value of the Company’s technology and any products derived from its technology could be substantially reduced as new or modified techniques for combating document and product counterfeiting and product diversion are developed and become widely accepted.  The Company cannot guarantee that future technological developments will not result in the obsolescence of its technologies.

(c)           General Industry Risks. The industry in which the Company intends to compete is subject to the traditional risks faced by any industry including but not limited to adverse changes in general economic conditions, the availability and expense of liability insurance and adverse changes in local markets.  However, the Company will also be subject to industry specific risks such as counterfeiters learning how to circumvent new and existing technologies, evolving consumer preference, federal, state and local chemical processing controls, consumer product liability claims and risks of product tampering.

(d)           Competition in the Company’s Industry. In the area of document security and product authentication and serialization, the Company is aware of other companies and other similar technologies, including both covert and overt surface marking techniques, which require decoding elements or analytical methods to reveal the relevant information.  These technologies are offered by other companies for the same anti-counterfeiting and anti-diversion purposes for which the Company plans to market its technologies.  Other competitors are marketing products utilizing the hologram and copy void technologies.  The hologram, which has been incorporated into credit cards to foil counterfeiting, is considerably more costly than the Company’s technology.  Copy void is a security device which has been developed to indicate whether a document has been photocopied.  It is anticipated that a significant number of companies of varying sizes, which may ultimately include divisions or subsidiaries of larger companies, will be vying for the same market segment as the Company is.  A number of these competitors may have substantially greater financial and other resources available to them.  There can be no assurance that the Company can compete successfully with such other companies.  Competitive pressures or other factors could cause the Company to lose market share or could result in significant price erosion, either of which would have a material adverse effect on the results of the Company’s operations.

(e)           Governmental Regulation of the Company’s Business. The Company’s operations may be subject to varying degrees to federal, state or local laws and regulations.  Operations such as those the Company intends to conduct may be subject to federal, state and local laws and regulations controlling the development of technologies related to privacy protection, the protection of the environment from materials that the Company may use in its inks and advanced algorithm formulations or encryption tactics that the Company may develop.  Any of these regulations may have a materially adverse effect upon the Company’s operations.

(f)           Rapidly Changing Market. The Company believes that the market for its products is rapidly changing with evolving industry standards.  The Company’s future success will depend in part upon its ability to introduce new products and features to meet changing customer requirements and emerging industry standards.  There can be no assurance that the Company will successfully complete the development of future products or that the Company’s current or future products will achieve market acceptance.  Any delay or failure of these products to achieve market acceptance would adversely affect the Company’s business.  In addition, there can be no assurance that products or technologies developed by others will not render the Company’s products or technologies non-competitive or obsolete.

(g)           Lack of Diversification.  The Company’s proposed operations, even if successful, will in all likelihood result in the Company’s engaging in a business which is concentrated in only one industry.  Consequently, the Company’s activities will be limited to the anti-counterfeiting industry.  The Company’s inability to diversify its activities into a number of areas may subject the Company to economic fluctuations within a particular business or industry and, therefore, increase the risks associated with the Company’s operations.

(h)           Lack of Liquidity. A purchase of the Securities should be considered a long-term investment.  There is no public market for the Securities, nor is one expected to develop as a result of this offering.  Subscriber must be prepared to hold the Securities indefinitely and should not expect to be able to liquidate this investment even in an emergency or for any other reason.

(i)           Need for Additional Funds; Future Dilution. The Company will require significant additional funds in order to bring the Company’s products and services to market.  To the extent that the funds generated by this offering together with existing resources and any future earnings or credit facilities are insufficient to fund the Company’s activities, the Company may adversely affect the current shareholders by diluting the shareholders’ interests in the Company.  It is difficult to estimate the exact funds necessary to develop a finished product.  No assurance can be given that additional financing will be available or that, if available, it will be obtained on terms favorable to the Company.  If adequate funds are not available, the Company may have to reduce developing, manufacturing and marketing activities and services, which could have a material adverse effect on the Company’s business, or discontinue operations entirely.

(j)           Dependence on Management and Limited Staff. The Company’s ability to achieve its objectives is largely dependent upon the services of Norman Gardner (the “Founder”).  The loss of services of the Founder could have a material adverse impact on the Company.  The death or disability of the Founder or the occurrence of any other uninsured event would likely have a material adverse impact on the Company.  The Company’s future success also depends on its continuing ability to attract and retain highly qualified technical, sales and marketing, customer support, financial and accounting and managerial personnel.  Competition for such personnel is intense, and there can be no assurance that the Company will be able to attract, assimilate or retain highly qualified personnel in the future.

(k)          Dividends. The Company does not intend to pay dividends to the holders of any of the Company’s outstanding capital stock for the foreseeable future.  Therefore, potential subscribers who anticipate the need for immediate or future income by way of dividends from their investment should refrain from the purchase of the Securities.

(l)           Projections. Any financial projections of the Company and projections relating to the future market for the Company’s potential products are based upon current assumptions as to future events and conditions which the Company believes to be reasonable as of the date thereof, but which are inherently uncertain and unpredictable.  Any such projections have been prepared by officers of the Company and no independent expert rendered an opinion as to the reasonableness of the projections or the assumptions on which they are based.  The assumptions may prove to be incomplete or incorrect, and unanticipated events and circumstances may occur.  Because of such uncertainties, and the other risks outlined herein, the actual results of the Company’s future operations can be expected to be different from those projected, and such difference may be material and adverse.  Subscriber should consider the projections in light of the underlying assumptions, reach their own conclusions as to the reasonableness of those assumptions and evaluate the projections on the basis of that analysis.

(m)         Controlling Shareholders. Upon the closing of the transaction contemplated by this Subscription Agreement, control of the majority of the outstanding shares of capital stock of the Company will remain concentrated amongst very few individuals.  As a result of the beneficial ownership of a majority of the outstanding capital stock with a majority of the voting rights, these individuals will be in a position to control the outcome of all matters requiring a vote of the Company’s shareholders, including the election of directors.

(n)          Determination of Purchase Price.  There have been no formal professional opinions concerning the value of the stock of the Company, the value of the assets of the Company, the net worth of the Company or the projected financial results of the Company.  The Purchase Price for the Shares has been determined by the Company based in part on public information.  The Purchase Price for the Shares is not necessarily indicative of their value since there are many unknowns at this time.  It is possible that the Shares, if transferable, could not be resold for the Purchase Price, or for any other amount.

6.            Subscriber Put Right.

(a)           Exercise of Put Right. At any time within 2 years after the Closing Date, Subscriber has the right, but not the obligation, to require that the Company repurchase all or any portion of the capital stock of the Company and warrants exercisable for capital stock of the Company held by Subscriber (the “Put Shares”), in exchange for the price originally paid by the Subscriber therefor (the “Put Right”), upon the occurrence of any of the following events:  (i) the consummation of any bona fide business acquisition, sale, and/or transaction of the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (ii) the incurring of any indebtedness by the Company, (iii) the issuance or sale of, in any manner whatsoever, any (A) preferred stock or (B) any other equity securities having, in the case of either (A) or (B), a preference on liquidation senior to the common stock or (iv) the sale by the Company of its capital stock or warrants exercisable for its capital stock at a price below $0.03 per share (each, a “Put Trigger Event”). The Company must notify Subscriber five business days prior to a proposed Put Trigger Event and promptly commensurate with a Put Trigger Event.  Subscriber has the right to exercise the Put Right within 15 days after receiving notice that a Put Trigger Event has occurred, and if notice of exercise is not given within such 15-day period, the Put Right with respect to such Put Trigger Event shall terminate.

(b)           Put Right Closing. The closing of the purchase and sale of the Put Shares in connection with the right set forth in Section 6(a) shall be on such date (the “Put Closing Date”) as shall be agreed by the Company and Subscriber but in no event later than 30 business days after the date on which Subscriber exercises the Put Right.  On the Put Closing Date, Subscriber will deliver to the Company the following documentation:  (i) stock certificate(s) and/or warrants, as applicable, representing all or any portion of the Put Shares along with associated stock powers and (ii) a representation and warranty by Subscriber that the Put Shares are owned by Subscriber free and clear of all liens and encumbrances.  On the Put Closing Date, the Company will deliver payment for the Put Shares in cash by wire transfer of immediately available funds to bank accounts designated by Subscriber.

7.            Registrations.

The Company’s obligation to register the Securities is set forth in the Registration Rights Agreement.

8.            Covenants of Subscriber and the Company.

(a)           Confidentiality.  Subscriber recognizes and acknowledges that by reason of its relationship with the Company, Subscriber will have access to confidential information of the Company and its affiliates, including, without limitation, information and knowledge pertaining to products and services offered, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists and relationships between the Company and its affiliates and dealers, customers, clients, suppliers and others who have business dealings with the Company and its affiliates (“Confidential Information”). Subscriber acknowledges that such Confidential Information is a valuable and unique asset and covenants that it will not disclose any such Confidential Information to any person or entity for any reason whatsoever (except as its duties to the Company may require) without the prior written authorization of the Board of Directors of the Company, unless (i) such information is in the public domain through no fault of Subscriber or (ii) is known to the Subscriber at the time of disclosure or becomes known to the Subscriber without breach of this Subscription Agreement; (iii) is rightfully received from a third party without restriction on disclosure; (iv) is independently developed by the Subscriber; (v) is approved for release upon a prior written consent of the Company; or (vi) except as may be required by law or an order of any court, agency or proceeding to be disclosed; provided, Subscriber shall provide the Company notice of any such required disclosure once Subscriber has knowledge of it and will help the Company to the extent reasonable to obtain an appropriate protective order.

(b)           Director; Observer. Until the date that is four (4) years after the date of effectiveness of the Company’s registration statement to be filed pursuant to the Registration Rights Agreement:

(i)           The Company shall appoint Subscriber’s designee as a non-voting observer to the Company’s board of directors, to the extent such person is reasonably acceptable to the Company, such acceptance to be not unreasonably withheld, such designee replaceable at the Subscriber’s discretion from time to time at any time; and

(ii)          The Company shall appoint Subscriber’s designee as an advisor to each of the Company’s advisory committees, such designee replaceable at the Subscriber’s discretion from time to time at any time.

9.            Legend. The Securities shall bear the following legend, together with any legend required by state law:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.”

10.           Indemnification.

(a)           Subscriber acknowledges and understands the meaning of the representations and warranties made in this Subscription Agreement and hereby agrees to indemnify and hold harmless the Company and all persons deemed to be in control of the Company from and against any and all loss, costs, expenses, damages and liabilities (including, without limitation, court costs and attorneys, fees) arising out of or due to a breach by Subscriber of any such representations and warranties set forth in this Subscription Agreement.  All representations and warranties shall survive the delivery of this Subscription Agreement and the purchase by Subscriber of the Shares.

(b)           The Company acknowledges and understands the meaning of the representations and warranties made in this Subscription Agreement and hereby agrees to indemnify and hold harmless Subscriber and all persons deemed to be in control of the Subscriber from and against any and all loss, costs, expenses, damages and liabilities (including, without limitation, court costs and attorneys, fees) arising out of or due to a breach by the Company of any representations and warranties set forth in this Subscription Agreement.  All representations and warranties shall survive the acceptance of this Subscription Agreement by the Company and the purchase by Subscriber of the Shares.

11.           Governing Law; Jurisdiction. This Subscription Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to its conflicts of law principles.

EACH OF SUBSCRIBERS AND THE COMPANY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND NO OTHER PLACE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS SUBSCRIPTION AGREEMENT MAY BE LITIGATED IN SUCH COURTS.  EACH OF SUBSCRIBERS AND THE COMPANY ACCEPTS FOR ITSELF AND HERSELF OR HIMSELF AND IN CONNECTION WITH ITS AND HIS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS SUBSCRIPTION AGREEMENT.  EACH OF SUBSCRIBERS AND THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN THE MANNER AND IN THE ADDRESS SPECIFIED IN SECTION 11 OF THIS SUBSCRIPTION AGREEMENT.

12.           Fees and Expenses. Each party to this Subscription Agreement shall pay all other costs and expenses incurred by it in connection with the negotiation, execution, delivery and performance of this Subscription Agreement and the transactions contemplated thereunder.

13.           Notices. Notice, requests, demands and other communications relating to this Subscription Agreement and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given if and when (a) delivered personally, on the date of such delivery; or (b) mailed by registered or certified mail, postage prepaid, return receipt requested, on the third day after the posting thereof or (c) telecopied or cabled, on the date of such delivery to the address of the respective parties as follows:

If to the Company, to:

LaserLock Technologies, Inc.
837 Lindy Lane
Bala Cynwyd, PA 19004
Attention:  Norman Gardner
Attention:  Neil Alpert

With a copy to:

Stephen Goodman, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

If to Subscriber, to:

Shephard Lane
VerifyMe, Inc.
205 Linda Drive
Daingerfield, TX  75638
Facsimile:  (212) 661-2146

With a copy to:

Vanessa Seidman, Esq.
Lane & Seidman LLP
2 Park Avenue, 14th Floor
New York, NY 10016
Facsimile:  (212) 249-6960

or to such other address as may be specified by written notice from time to time by the party entitled to receive such notice.  Any notices, requests, demands or other communications by telecopy or cable shall be confirmed by letter given in accordance with (a) or (b) above.

14.           Miscellaneous.

(a)           All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity or entities may require.

(b)           This Subscription Agreement may not be assigned by the Company, by operation of law or otherwise, without the express written consent of Subscriber (which consent may be granted or withheld in the sole discretion of Subscriber).  Subscriber may assign this Subscription Agreement or any of its rights and obligations hereunder to one or more affiliates without the consent of the Company or to a third party with the consent of the Company, which consent shall not be unreasonably withheld.

(c)           The representations, warranties and agreements contained herein shall be deemed to be made by and be binding upon Subscriber and its heirs, executors, administrators and successors and shall inure to the benefit of the Company and its successors and assigns.

(d)           None of the provisions of this Subscription Agreement may be waived, changed or terminated orally or otherwise, except as specifically set forth herein or except by a writing signed by the Company and Subscriber.

(e)           In the event any part of this Subscription Agreement is found to be void or unenforceable, the remaining provisions are intended to be separable and binding with the same effect as if the void or unenforceable part were never the subject of agreement.

(f)           The invalidity, illegality or unenforceability of one or more of the provisions of this Subscription Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Subscription Agreement in such jurisdiction or the validity, legality or enforceability of this Subscription Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

(g)           This Subscription Agreement (including all appendices and exhibits attached hereto) supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

(h)           The terms and provisions of this Subscription Agreement are intended solely for the benefit of each party hereto and their respective successors and assigns, and it is not the intention of the parties to confer, and no provision hereof shall confer, third-party beneficiary rights upon any other person.

(i)           The headings used in this Subscription Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

(j)           This Subscription Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(k)           If any recapitalization or other transaction affecting the stock of the Company is effected, then any new, substituted or additional securities or other property which is distributed with respect to the Shares shall be immediately subject to this Subscription Agreement, to the same extent that the Shares, immediately prior thereto, shall have been covered by this Subscription Agreement.

(l)           No failure or delay by any party in exercising any right, power or privilege under this Subscription Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or other representatives thereunto duly authorized, as of the date first above written.

LASERLOCK TECHNOLOGIES, INC.

By:	/s/ Norman A. Gardner
Name: Norman A. Gardner
Title: Chief Executive Officer

[Signature Page to Subscription Agreement]

VERIFYME, INC.

By:	/s/ Claudio Ballard
Name: Claudio Ballard
Title: President

[Signature Page to Subscription Agreement]

Exhibit A
(Form of Warrant)

See attached.